Exhibit 32.1

CERTIFICATION PURSUANT TO

18 U.S.C. SECTION 1350

ADOPTED PURSUANT TO

SECTION 906 OF THE SARBANES-OXLEY ACT OF 2002

In connection with the Report of ZIM Corporation, a Canadian corporation (the "Company"), on Form 10-KSB /A for the year ended March 31, 2005 as filed with the Securities and Exchange Commission on the date hereof (the "Report"), I, Michael Cowpland, Chief Executive Officer of the Company, certify, pursuant to Section 18 U.S.C. 1350, as adopted pursuant to Section 906 of the Sarbanes-Oxley Act of 2002, that to my knowledge:

(1) The Report fully complies with the requirements of Section 13(a) and 15(d) of the Securities Exchange Act of 1934; and

(2) The information contained in the Report fairly presents, in all material respects, the financial condition and results of operations of the Company.

/s/ Michael Cowpland

--------------------

Michael Cowpland

Chief Executive Officer

November 17 , 2005